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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*


      Date of Report (Date of earliest event reported): March 18, 2004
                                                        --------------


                         Finlay Fine Jewelry Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                                        33-59380                               13-3287757
----------------------------------------------------------------------------------------------------------
(State or other                                     (Commission                            (IRS Employer
 jurisdiction of                                   File Number)                          Identification No.)
 incorporation)


                   529 Fifth Avenue, New York, New York                                               10017
                   ------------------------------------                                               -----
                (Address of principal executive offices)                                           (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  The following exhibit is furnished with this Form 8-K:

99.1     Finlay Enterprises, Inc. press release dated March 18, 2004.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 18, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the fourth quarter and fiscal year ended January 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FINLAY FINE JEWELRY CORPORATION
                                  (Registrant)

Dated:  March 18, 2004                    By:  /s/ Bruce E. Zurlnick
                                               ---------------------
                                          Bruce E. Zurlnick
                                          Senior Vice President, Treasurer
                                          and Chief Financial Officer